UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  April 28, 2020

(Date of earliest event reported)

The Kroger Co.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices)

Registrant’s telephone number:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value per share	KR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

On May 24, 2019, The Kroger Co. (the “Company”) filed Registration Statement No. 333-231727 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415 registering an indeterminate amount of securities (the “Registration Statement”). Pursuant to a Prospectus Supplement dated April 21, 2020, the Company is issuing $500,000,000 of debt securities denominated 2.200% Senior Notes due 2030 (the “Notes”).

Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of debt securities. In connection with the issuance of the Notes, the Company has executed an Underwriting Agreement and a Pricing Agreement each dated as of April 21, 2020, among the Company, BofA Securities, Inc., Citigroup Global Markets Inc., U.S. Bancorp Investments, Inc., Mizuho Securities USA LLC, PNC Capital Markets LLC, Wells Fargo Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Santander Investment Securities Inc., SunTrust Robinson Humphrey, Inc., and Siebert Williams Shank & Co., LLC. The Underwriting Agreement is attached hereto as Exhibit 1.1 and the Pricing Agreement is attached hereto as Exhibit 1.1.1.

The form of Indenture for the Notes was filed as Exhibit 4.1 to the Registration Statement.

The Forty-Eighth Supplemental Indenture, relating to the Notes, dated as of April 28, 2020, between the Company and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, between the Company and Firstar Bank, National Association, as Trustee. The Forty-Eighth Supplemental Indenture is attached hereto as Exhibit 4.3.1.

An opinion of Christine S. Wheatley, Esq., including her consent, is attached hereto as Exhibit 5.1. An opinion of Freshfields Bruckhaus Deringer US LLP, including its consent, is attached hereto as Exhibit 5.2.

The Company expects to use the net proceeds of this offering for general corporate purposes.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of April 21, 2020, among the Company, BofA Securities, Inc., Citigroup Global Markets Inc., U.S. Bancorp Investments, Inc., Mizuho Securities USA LLC, PNC Capital Markets LLC, Wells Fargo Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Santander Investment Securities Inc., SunTrust Robinson Humphrey, Inc., and Siebert Williams Shank & Co., LLC.

1.1.1	Pricing Agreement, dated as of April 21, 2020, among the Company, BofA Securities, Inc., Citigroup Global Markets Inc., U.S. Bancorp Investments, Inc., Mizuho Securities USA LLC, PNC Capital Markets LLC, Wells Fargo Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Santander Investment Securities Inc., SunTrust Robinson Humphrey, Inc., and Siebert Williams Shank & Co., LLC.

4.3.1	Forty-Eighth Supplemental Indenture, relating to the 2.200% Senior Notes due 2030, dated as of April 28, 2020, between the Company and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

5.1	Opinion of Christine S. Wheatley, Esq.

5.2	Opinion of Freshfields Bruckhaus Deringer US LLP.

23.1	Consent of Christine S. Wheatley, Esq., which is contained in her opinion filed as Exhibit 5.1.

23.2	Consent of Freshfields Bruckhaus Deringer US LLP, which is contained in its opinion filed as Exhibit 5.2.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of April 21, 2020, among the Company, BofA Securities, Inc., Citigroup Global Markets Inc., U.S. Bancorp Investments, Inc., Mizuho Securities USA LLC, PNC Capital Markets LLC, Wells Fargo Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Santander Investment Securities Inc., SunTrust Robinson Humphrey, Inc., and Siebert Williams Shank & Co., LLC.

1.1.1	Pricing Agreement, dated as of April 21, 2020, among the Company, BofA Securities, Inc., Citigroup Global Markets Inc., U.S. Bancorp Investments, Inc., Mizuho Securities USA LLC, PNC Capital Markets LLC, Wells Fargo Securities, LLC, BNY Mellon Capital Markets, LLC, Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Santander Investment Securities Inc., SunTrust Robinson Humphrey, Inc., and Siebert Williams Shank & Co., LLC.

4.3.1	Forty-Eighth Supplemental Indenture, relating to the 2.200% Senior Notes due 2030, dated as of April 28, 2020, between the Company and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee.

5.1	Opinion of Christine S. Wheatley, Esq.

5.2	Opinion of Freshfields Bruckhaus Deringer US LLP.

23.1	Consent of Christine S. Wheatley, Esq., which is contained in her opinion filed as Exhibit 5.1.

23.2	Consent of Freshfields Bruckhaus Deringer US LLP, which is contained in its opinion filed as Exhibit 5.2.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

April 28, 2020	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Group Vice President, Secretary and General Counsel